EXHIBIT 10.1
                                                                    ------------



                       EXTENSION OF EMPLOYMENT AGREEMENT


      AGREEMENT made this 20th day of July, 1998 between CPAC, INC., a corporation organized and existing under the laws of the State of New York (the "Corporation"), and THOMAS N. HENDRICKSON, residing at 5 Simmons Rd., Perry, New York 14530 (the "Employee").


                              W I T N E S S E T H:

      WHEREAS, the parties hereto entered into an Employment Agreement on the 20th day of September, 1995 pursuant to which Employee was employed for a period of five (5) years, and pursuant to which the contract was automatically extended for an additional one (1) year period on each of the first three (3) anniversary dates, and

      WHEREAS, the parties hereto desire to extend said Employment Agreement.

      NOW, THEREFORE, it is agreed as follows:

      1. Paragraph 1 of the Employment Agreement between the parties dated the 20th day of September, 1995 is modified by deleting Paragraph 1 thereof and substituting therefore the following:

               "The Corporation hereby employs the Employee, and the Employee agrees to serve the Corporation, for a term beginning on September 20, 1995 for a term of five (5) years, which term shall automatically be extended for an additional one (1) year period on each of the first seven (7) anniversary dates, provided that Employee is in the employ of the Corporation on that date."

      2. In all other respects the Employment Agreement executed the 20th day of September, 1995, between the parties hereto, is ratified and confirmed.


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      IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its officers thereunto duly authorized and its corporate seal to be hereunto affixed, and the Employee has hereunto set his hand and seal, all as of the day and year first above written.


                                    CPAC, INC.


                              By:   /s/ Thomas J. Weldgen
                                    ------------------------------------------
                                    Thomas J. Weldgen
                                    Vice President Finance and Chief Financial
                                        Officer




[Corporate
Seal]


Attest.

/s/ Robert Oppenheimer
------------------------------
Robert Oppenheimer, Secretary


                                    /s/ Thomas N. Hendrickson
                                    ------------------------------------------
                                    Thomas N. Hendrickson
                                    Employee


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